Exhibit 99.29

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-K

KEY PERFORMANCE FACTORS
May 31, 1998



        Expected B Maturity                                      11/15/2005


        Blended Coupon                                              5.8336%


        Excess Protection Level
          3 Month Average   5.53%
          May, 1998   4.93%
          April, 1998   5.87%
          March, 1998   5.79%


        Cash Yield                                  17.95%


        Investor Charge Offs                         5.01%


        Base Rate                                    8.00%


        Over 35 Day Delinquency                      5.17%


        Seller's Interest                           13.80%


        Total Payment Rate                          13.68%


        Total Principal Balance                     $35,599,996,121.04


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $4,911,601,602.55